UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: January 31, 2008
SOLUTIA INC.
(Exact Name of Registrant as Specified in their charter)

DELAWARE	001-32322	43-1781797

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri 63166-6760
(Address of Principal Executive Offices)
(314) 674-1000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On January 29, 2008, Solutia Inc. (the “Company”) provided a formal demand to the lead arrangers of the Company’s exit facility commitment letter — Citigroup Global Markets Inc. and certain of its affiliates, Goldman Sachs Credit Partners L.P., Deutsche Bank Trust Company Americas and Deutsche Bank Securities Inc. (collectively, the “Commitment Parties”) to close and fund their respective commitments on February 6, 2008. On January 30, 2008, the Commitment Parties responded to the Company by providing notice of their refusal to fund on February 6. In the January 30 response, the Commitment Parties reiterated their previously stated position that there has been an adverse change since the date of the commitment letter (October 25, 2007) in the loan syndication, financial or capital markets that, in their reasonable judgment materially impairs syndication of the loan facilities that they committed to fund. Definitive documentation for the senior bridge facility component of the commitment also needs to be finalized prior to closing. The Company believes that the Commitment Parties are required to fund their commitments on February 6, 2008, pursuant to its demand and that they have breached their obligations under the commitment letter in refusing to do so. The commitment letter expires on February 29, 2008.
     A copy of the commitment letter is available as Exhibit 99.2 to the Current Report on Form 8-K furnished by the Company with the Securities Exchange Commission (and available at www.sec.gov) on January 23, 2008.
Forward Looking Statements
     This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by the use of words such as “believes,” “expects,” “may,” “will,” “intends,” “plans,” “estimates” or “anticipates,” or other comparable terminology, or by discussions of strategy, plans or intentions. These statements are based on management’s current expectations and assumptions about the industries in which Solutia operates. These statements, including our intention to issue the notes and enter into the credit facilities, are subject to risks and uncertainties, including without limitation, general market conditions, the market for the company’s securities, our ability to satisfy closing conditions, the performance of the company’s business and other risks detailed from time-to-time in the company’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Solutia’s most recent Annual Report on Form 10-K, under “Cautionary Statement About Forward Looking Statements,” Solutia’s quarterly reports on Form 10-Q, and in filings with the U.S. Bankruptcy Court in connection with the Chapter 11 case of Solutia Inc. and 14 of its U.S. subsidiaries. These reports can be accessed through the “Investors” section of Solutia’s website at www.solutia.com. The bankruptcy court filings can be accessed by visiting www.trumbullgroup.com. Solutia disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 31, 2007

SOLUTIA INC.
By:	/s/ Rosemary L. Klein
	Name:	Rosemary L. Klein
	Title:	Senior Vice President, General Counsel and Secretary